UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 26, 2012

UBS-Barclays Commercial Mortgage Trust 2012-C3
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc. Barclays Bank PLC Archetype Mortgage Funding II LLC KeyBank National Association General Electric Capital Corporation RAIT Partnership, L.P.
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-03	45-3587479
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                Financial Statements and Exhibits.

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement, dated September 14, 2012, to the Prospectus, dated September 10, 2012, as filed by the Registrant on September 26, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated September 14, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated September 27, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated September 27, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated September 27, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated September 27, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated September 27, 2012, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated September 27, 2012, between RAIT Partnership, L.P. and UBS Commercial Mortgage Securitization Corp., pursuant to which

RAIT Partnership, L.P. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 2012	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

	By:	/s/ Siho Ham
Name: Siho Ham
Title: Associate Director

	By:	/s/ Jackson Sastri
Name: Jackson Sastri
Title: Director

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated September 14, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.
(E)

99.1
Mortgage Loan Purchase Agreement, dated September 27, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.2
Mortgage Loan Purchase Agreement, dated September 27, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.3
Mortgage Loan Purchase Agreement, dated September 27, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.4
Mortgage Loan Purchase Agreement, dated September 27, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.5
Mortgage Loan Purchase Agreement, dated September 27, 2012, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.6
Mortgage Loan Purchase Agreement, dated September 27, 2012, between RAIT Partnership, L.P. and UBS Commercial Mortgage Securitization Corp., pursuant to which RAIT Partnership, L.P. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)